=============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported)   July 23, 1999


                     CORNERSTONE REALTY INCOME TRUST, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Virginia
                 (State or Other Jurisdiction of Incorporation)

             001-12875                                 54-1589139
      (Commission File Number)          (IRS Employer Identification No.)

            306 East Main Street, Richmond, Virginia      23219
            (Address of Principal Executive Offices)    (Zip Code)

                                (804) 643-1761
             (Registrant's Telephone Number, Including Area Code)

=============================================================================

Item 2.  Acquisition or Disposition of Assets.

         Effective on July 23, 1999, Apple Residential Income Trust, Inc., a Virginia corporation ("Apple"), merged with and into Cornerstone Acquisition Company, a Virginia corporation and majority-owned subsidiary of the registrant (the "Merger"). The completion of the Merger was announced in a press release on July 26, 1999, a copy of which is filed as an exhibit hereto and is incorporated herein by this reference.

         Both the registrant and Apple were originally organized by Glade M. Knight, who served as Chairman, Chief Executive Officer and President of both companies. Glade M. Knight and Penelope W. Kyle served as directors of both companies. In addition, pursuant to certain contracts, the registrant had been providing company management, property management and property acquisition services to Apple in exchange for payments of fees. The management positions that Mr. Knight held with the registrant prior to the Merger were not changed by the Merger.

         Pursuant to the Merger, each common share of Apple (other than those common shares held by shareholders exercising dissenters' rights) was exchanged for 0.4 of a Series A Convertible Preferred Share of the registrant. Holders of Apple's common shares immediately prior to the Merger received a total of 12,021,614.87 Series A Convertible Preferred Shares as part of the Merger. In addition, pursuant to the Merger, each Class B Convertible Share of Apple was converted into 8 common shares of Apple, and then immediately exchanged for 0.4 of a Series A Convertible Preferred Share of the registrant. As a net result, holders of Apple's Class B Convertible Shares received a total of 640,000 Series A Convertible Preferred Shares as part of the Merger.

         Effective as of July 22, 1999, the registrant amended its Articles of Incorporation to create the Series A Convertible Preferred Shares. A copy of the registrant's Articles of Amendment, as filed with the State Corporation Commission of Virginia, is also filed as an exhibit hereto and is incorporated herein by reference.

Item 5.  Other Events.

         Pursuant to Rule 12g-3(a) and (f) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the registrant's Series A Convertible Preferred Shares are hereby deemed to be registered under Section 12(g) of the 1934 Act. In connection with the Merger, Series A Convertible Preferred Shares were issued to the holders of Apple's common shares, which class of securities was registered pursuant to Section 12(g) of the 1934 Act.

Item 7.  Financial Statements and Exhibits.

     (a)     Financial statements of business acquired.

     Financial statements of Apple previously have been filed and reported by the registrant in the registrant's Registration Statement on Form S-4 (Registration Statement No. 333-78117), which incorporated by reference the following reports of Apple:

     (i) Quarterly Report on Form 10-Q for the quarter ended March 31, 1999

     (ii)Annual Report on Form 10-K for the year ended December 31, 1998


     (b)     Pro forma financial information.

     The Cornerstone Realty Income Trust, Inc. Unaudited Pro Forma Condensed Combined Financial Statements relating to the Merger previously have been filed and reported by the registrant in the registrant's Registration Statement on Form S-4 (Registration Statement No. 333-78117).


     (c)     Exhibits.

         2 Agreement and Plan of Merger, dated as of March 30, 1999, by and among the registrant, Apple Residential Income Trust, Inc. and Cornerstone Acquisition Company (Incorporated herein by reference to Exhibit 2 included in the registrant's Registration Statement on Form S-4; Registration Statement No. 333-78117).

         3.1 Amended and Restated Articles of Incorporation of Cornerstone Realty Income Trust, Inc., as amended. (Incorporated herein by reference to Exhibit 3.1 included in the registrant's Report on Form 8-K dated May 12, 1998; File No. 1-12875).

         3.2 Articles of Amendment to the Amended and Restated Articles of Incorporation of Cornerstone Realty Income Trust, Inc., which are filed herewith.

         3.3 Bylaws of Cornerstone Realty Income Trust, Inc. (Amended Through July 15, 1999), which are filed herewith.

         99 Press Release of the registrant, dated July 26, 1999, regarding completion of the Merger, which is filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORNERSTONE REALTY INCOME TRUST, INC.



Dated:  August 6, 1999                  By: /s/ Glade M. Knight
                                            --------------------------------
                                            Glade M. Knight
                                            Chief Executive Officer